Exhibit 10.23

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE HONEST COMPANY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment Four

Logistics Services Agreement

This Amendment Four (“Amendment”) to the Agreement by and between Ozburn-Hessey Logistics, LLC d/b/a OHL (“OHL”) and The Honest Company, Inc. (“Honest”) collectively referred to as the (“Parties”), is made and entered into as of this 26th day of December, 2014.

Whereas OHL and Honest entered into a Logistics Services Agreement dated January 27, 2014, (the “Agreement”);

Whereas OHL and Honest desire to amend the Agreement for the purpose of adding retail distribution operations and services only, to be performed at the OHL facility located at 1710 W Baseline Road, Rialto, CA, fig storage as well as inbound and outbound activities related to the Honest West Coast Wholesale/Retail and Overflow business hereinafter referred to as “Rialto Facility Services”.

1.	Warehouse shall be modified to include the facility listed above.

2.	The term of the Rialto Facility Services shall commence on February 1, 2015 and conclude on August 1, 2016.

3.	Section 8E (3) shall be restated as follows for the services offered at Breinigsville PA facility:

Client declares that damage or loss to Product resulting from OHL’s failure to exercise reasonable care as described in (A) above are calculated [***] Section 8 E (3) shall be restated as follows for the Rialto Facility Services:

Client declares that damage or loss to Product resulting from OHL’s failure to exercise reasonable care as described in (A) above are calculated [***].

4.	Exhibit A – Scope of Services shall be amended as stated below for the Rialto Facility Services.

5.	Operational Concept shall be restated in the entirety as follows for the Rialto Facility Services:

Operational Concept will reflect wholesale/retail activity only. Activities related to e-commerce, direct to consumer or pick and pack operations as stated in the original Agreement and attached exhibits, will not apply to the Rialto Facility Services operational concept. Storage and handling activities in the original Agreement and attached exhibits related to wholesale/retail business will apply to the Rialto Facility Services except as noted in this Amendment.

Storage and processing areas will consist of approximately 42,589 square feet of bulk, ambient warehouse space related to the “Retail Business and will offer overflow space in the amount of 100,000 square feet as available.

All product stored on the floor: [***]

Service Level Agreements: During the startup, OHL would be allowed a [***] grace period on all SLA’s with the exception of “Quality”, which would be adhered to as stated in the original Agreement.

6.

Exhibit A Scope of Services as stated within the Agreement that will not apply to the Rialto Facility Services include the following: Facility Layout, Security – Signage, Concept of Operations- Storage Inventory, Orders, Forecasting and Starting Assumptions.

7.

Forecasting: Honest and OHL agree to a [***] lock on the Retail forecast provided to allow for staffing needs. Further, OHL and Honest agree to have a [***] review after startup is completed to validate any scope and material volume changes that could affect CPU up or down during this period.

8.	Exhibit- B Rates shall be restated in the entirety with the attached Exhibit B Rates (Rialto Wholesale/Retail and Overflow). [***]

9.	Honest and OHL agree that operations will begin by handling Target Wholesale/Retail business. [***]

All other terms of the Agreement not specifically stated or amended herein remain unchanged.

In witness whereof, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

Ozburn-Hessey Logistics, LLC	The Honest Company, Inc.

/s/ Randy Tucker	/s/ David L. Parker
Randy Tucker, President, Contract Logistics and Transportation Management	David L. Parker

Date: 12/30/14	Date: 12/29/14

Exhibit B – Rates (Rialto Wholesale/Retail and Overflow) and Implementation Timeline

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